UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 2, 2018

Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37805	81-2898967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7315 Wisconsin Avenue, Suite 550 East

Bethesda, MD 20814

(Address of principal executive offices) (Zip code)

(240) 223-4680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed in connection with the previously disclosed Agreement and Plan of Merger, dated as of April 25, 2018, by and among Quality Care Properties, Inc. (the “Company”), certain of its Subsidiaries, Welltower Inc. (“Welltower”) and Potomac Acquisition LLC, a subsidiary of Welltower (the “Merger Agreement”), pursuant to which the parties agreed that, subject to the terms and conditions set forth in the Merger Agreement, Welltower would acquire all of the outstanding capital stock of the Company in an all-cash merger (the “Merger”).

On June 21, 2018, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the special meeting of the Company’s stockholders to approve the Merger.  On July 2, 2018, the Company provided additional information to supplement the disclosures set forth in the Proxy Statement.

SUPPLEMENT TO PROXY STATEMENT

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.  Page references in the below disclosure are to the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The following disclosure is inserted as the first full paragraph on page 29 of the Proxy Statement, to be the new last paragraph in the section of the Proxy Statement entitled “The Merger (Proposal 1)—HCR ManorCare Transactions—Alternative Plan Sponsor Agreement”:

“On June 21, 2018, the United States Bankruptcy Court for the District of Delaware entered the confirmation order in respect of the amended Plan.  Consummation of the amended Plan and the HCR ManorCare Transactions remains subject to the satisfaction or waiver of other conditions, including those described herein.”

The following disclosure is inserted as the fourth full paragraph on page 44 of the Proxy Statement, to be the new last paragraph in the section of the Proxy Statement entitled “The Merger (Proposal 1)—Background of the Merger”:

“On July 1, 2018, Financial Sponsor B informed the Company that Financial Sponsor B was withdrawing its previously submitted proposal and was no longer considering a potential transaction with the Company.”

The following disclosure is inserted as a new section of the Proxy Statement following the first full paragraph on page 77 of the Proxy Statement:

“Litigation Relating to the Merger

On June 25, 2018, Todd Sanderson, who alleges he is a stockholder of the Company, commenced a civil action in the United States District Court for the District of Maryland against the Company and its directors alleging that the defendants are violating various provisions of the Exchange Act, because certain of the public disclosures made in this proxy statement concerning the Merger allegedly are false and misleading.  The plaintiff purports to sue on behalf of a class comprised of the Company’s common stockholders except for the defendants and persons related to or affiliated with the defendants.  The plaintiff seeks (x) an injunction preventing the Company from proceeding with the special meeting or consummating the Merger until additional public disclosures are made, (y) an award of damages in an unspecified amount and (z) an award of litigation expenses in an unspecified amount.  On June 27, 2018, Michael Kent, who alleges he is a stockholder of the Company, commenced a civil action in the United States District Court for the District of Maryland against the Company and its directors alleging that the defendants are violating various provisions of the Exchange Act, because certain of the public disclosures made in this proxy statement concerning the Merger allegedly are false and misleading.  The plaintiff purports to sue on behalf of a class comprised of the Company’s common stockholders except for the defendants and persons related to or affiliated with the defendants.  The plaintiff seeks (i) an injunction preventing the Company from consummating the Merger, (ii) rescission of the Merger and an award of damages in an unspecified amount if the Merger is consummated, (iii) direction to disseminate a proxy statement with revised disclosure, (iv) declaration that the defendants violated various sections of the Exchange Act and (v) an award of litigation expenses in an unspecified amount.  The defendants believe these actions are without merit.”

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed transaction, the Company filed the Proxy Statement with the SEC on June 21, 2018.  The Proxy Statement and a form of proxy were mailed to the Company’s stockholders on or about June 21, 2018.  The Company may file other relevant materials with the SEC regarding the proposed transaction.  This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.qcpcorp.com.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed merger transaction.  Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of shareholders, which was filed with the SEC on April 6, 2018, and in other documents filed by the Company, including on behalf of such individuals, with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and may be contained in other relevant materials filed with the SEC in respect of the proposed transaction.

Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the contemplated transactions; the failure to obtain the approval of the Company shareholders of the proposed merger transaction; or the failure to satisfy any of the other conditions to the completion of the transactions, including conditions related to the completion of HCR ManorCare’s Chapter 11 bankruptcy case; the effect of the announcement of the transactions on the ability of the Company to maintain relationships with its partners, tenants, providers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the transactions; and other risks and uncertainties described in the Company’s reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 8, 2018 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.qcpcorp.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY CARE PROPERTIES, INC.

	By:	/s/ C. Marc Richards
Name: C. Marc Richards
Date: July 2, 2018		Title: Chief Financial Officer